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                                 Exhibit 10.21




                                   AMENDMENT NO. 1 dated as of April 4, 2001 to the Credit, Security, Guaranty and Pledge Agreement dated as of September 25, 2000 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the "Borrowers"), the Guarantors named therein, the Lenders referred to therein, The Chase Manhattan Bank, as Administrative Agent and as Issuing Bank for the Lenders (the "Agent"), National Bank of Canada as Canadian Facility Agent and Dresdner Bank AG as Syndication Agent (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

     The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     Section 6.4 of the Credit Agreement is hereby amended by adding the following clause (xv) at the end thereof.

     "(xv) Investments in Cine-Groupe Corporation made after the Closing Date in an amount not to exceed C$2,500,000 in the aggregate."

     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders (the date on which such condition has been satisfied being herein called the "Effective Date").

     Section 4. Representations and Warranties. Each Credit Party represents and



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warrants that:


     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 5. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.


     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof', and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.


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     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                     BORROWERS:

                     LIONS GATE ENTERTAINMENT CORP.
                     LIONS GATE ENTERTAINMENT INC.

                     By: /s/  Marni Wieshofer
                         ----------------------------------
                         Name:  Marni Wieshofer
                         Title: Chief Financial Officer

                     GUARANTORS:

                     LIONS GATE FILMS CORP.
                     LIONS GATE FILMS INC.
                     AVALANCHE HOME ENTERTAINMENT LLC.
                     LIONS GATE MUSIC CORP.
                     LIONS GATE FILMS PRODUCTION CORP./PRODUCTIONS FILMS
                       LIONS GATE S.A.R.F.
                     LIONS GATE TELEVISION CORP.
                     569147 B.C. LIMITED
                     408376 B.C. LIMITED
                     LIONS GATE STUDIO MANAGEMENT LTD.
                     LIONS GATE TELEVISION INC.
                     LGE MERGER SUB INC.
                     CINEPIX FILMS INC./FILMS CINEPIX INC.
                     CINEPIX ANIMATION INC./ANIMATION CINEPIX INC. PRISONER OF LOVE PRODUCTIONS CORP.
                     PSYCHO PRODUCTIONS SERVICES CORP.
                     AM PSYCHO PRODUCTIONS, INC.
                     SHUTTERSPEED PRODUCTIONS CORP.
                     HIGHER GROUND PRODUCTIONS CORP.
                     M WAYS PRODUCTIONS CORP.
                     HIGH CONCEPT PRODUCTIONS INC.
                     LG PICTURES INC.
                     TRIMARK PICTURES, INC,
                     TRIMARK HOLDINGS, INC.
                     CIVIL PRODUCTIONS, INC.
                     TRIMARK TELEVISION INC.


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                    TRIMARK MUSIC, INC.
                    FRAILTY PRODUCTIONS, INC.

                     By:   /S/  Marni Wieshofer
                           -------------------------------
                           Name:  Marni Wieshofer
                           Title: Chief Financial Officer


                    LENDERS:


                    THE CHASE MANHATTAN BANK,
                    individually and as Administrative Agent

                    By:  /S/  Joan M. Fitzgibbon
                         ---------------------------------
                         Name:  Joan M. Fitzgibbon
                         Title: Managing Director


                    NATIONAL BANK OF CANADA
                    individually and as Canadian Agent

                    By:  /S/  Michel Comeau
                         ---------------------------------
                         Name:  Michel Comeau
                         Title: Directeur De Comptes


                    DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES individually and as Syndication Agent

                    By:
                         ---------------------------------
                         Name:
                         Title:


                     UNION BANK OF CALIFORNIA

                    By:
                         ---------------------------------
                         Name:
                         Title:

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                     BNP-PARIBAS


                    By:  /S/  Clive Bettles       /S/  Janice S. Ho
                         ------------------------------------------
                           Name:  Clive Bettles/Janice S. Ho
                           Title: Managing Director/Director


                    WESTDEUTSCHE LANDESBANK


                    By:  /S/  Lucie L. Guernsey         /S/ Pascal Kabemba
                         ---------------------------------------------------
                           Name:  Lucie L. Guernsey     Pascal Kabemba
                           Title: Director              Associate Director


                    THE BANK OF NOVA SCOTIA


                    By:  /S/  Alan Pendergast
                         ---------------------------------
                           Name:  Alan Pendergast
                           Title: Managing Director


                    FLEET NATIONAL BANK


                    By:
                         ---------------------------------
                           Name:
                           Title:


                    U.S.  BANK


                    By:  /S/  Joan F. Stigliano
                         ---------------------------------
                           Name:  Joan F. Stigliano
                           Title: Vice President




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                    VEREINS-UND WESTBANK AG


                    By: /s/ A. Druskeit              /s/ Gugel
                        --------------------------   ---------------------------
                        Name:  A. Druskeit           Gugel
                        Title: Asst. Vice Pres.      Vice President


                    BANQUE INTERNATIONALE A LUXEMBOURG


                    By: /s/
                        --------------------------
                        Name:
                        Title:


                    THE FUJI BANK LTD.


                    By: /s/ Masahito Fukuda
                        --------------------------
                        Name:  Masahito Fukuda
                        Title: Senior Vice President


                    ISRAEL DISCOUNT BANK OF NEW YORK


                    By:
                        --------------------------
                        Name:
                        Title:


                    NATEXIS BANQUE-BFCE


                    By: /s/ Peyman Parhami
                        --------------------------
                        Name:  Peyman Parhami
                        Title: A.V.P.


                    By:  /s/  Bennett C. Pozil
                        --------------------------
                        Name:  Bennett C. Pozil
                        Title: Vice President and Group Manager
                               Entertainment Finance


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                    FAR EAST NATIONAL BANK


                    By:
                        ---------------------------------
                        Name:
                        Title:


                    IMPERIAL BANK


                    By:
                        ---------------------------------
                        Name:
                        Title:


                    THE CHASE MANHATTAN BANK,
                       TORONTO BRANCH


                    By: /s/ Christine Chan
                        ---------------------------------
                        Name:  Christine Chan
                        Title: Authorized Representative

                    By: /s/ Drew McDonald
                        ---------------------------------
                        Name:  Drew McDonald
                        Title: Authorized Representative



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